UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2026

Cartesian Growth Corporation III
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-42629 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

505 Fifth Avenue, 15th Floor New York, New York (Address of principal executive offices)	10017 (Zip Code)

(212) 461-6363 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CGCTU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CGCT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CGCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 27, 2026, Cartesian Growth Corporation III (the “Company”) held an extraordinary general meeting of shareholders (the “Special Meeting”) in connection with the Business Combination Agreement, relating to a proposed business combination between inter alios, the Company, Fenway MS, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Factorial Inc., a Delaware corporation (“Factorial”), as described in the proxy statement filed by the Company with the SEC on May 6, 2026 (the “Proxy Statement”). Present at the Special Meeting were holders of 23,238,775 of the Company’s Ordinary Shares (the “Ordinary Shares”) in person or by proxy, representing 67.359% of the voting power of the Ordinary Shares as of May 1, 2026, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 34,500,000 Ordinary Shares issued and outstanding.

At the Special Meeting, the Company’s shareholders approved the Business Combination Proposal, the Domestication Proposal, the BCA Stock Issuance Proposal, the PIPE Stock Issuance Proposal, the Organizational Documents Proposal, the Advisory Organizational Documents Proposals, the Incentive Plan Proposal, the ESPP Proposal, and the Director Election Proposal, in each case as defined and described in greater detail in the Proxy Statement. The Advisory Organizational Documents Proposals, as defined and described in greater detail in the Proxy Statement, contained six non-binding advisory proposals. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s shareholders as the Business Combination Proposal, the Domestication Proposal, the BCA Stock Issuance Proposal, the PIPE Stock Issuance Proposal, the Organizational Documents Proposal, the Advisory Organizational Documents Proposals, the Incentive Plan Proposal, the ESPP Proposal, and the Director Election Proposal each received a sufficient number of votes for approval. Terms used herein and not otherwise defined shall have the meanings assigned to them in the Proxy Statement.

Set forth below are the final voting results for all the proposals presented at the Special Meeting:

The Business Combination Proposal

The proposal to approve the Business Combination Agreement and the transactions contemplated thereby was approved. The voting results were as follows:

For	Against	Abstentions
20,948,365	2,287,265	3,145

The Domestication Proposal

The proposal to approve the change of the Company’s jurisdiction of registration from the Cayman Islands to the State of Delaware was approved. The voting results were as follows:

For	Against	Abstentions
20,948,475	2,287,265	3,035

The BCA Stock Issuance Proposal

The proposal to approve the issuance or potential issuance of shares of PubCo Common Stock to the shareholders of the Company in the Domestication and stockholders of Factorial in the Merger pursuant to the Business Combination Agreement and for purposes of complying with the applicable provision of Nasdaq Stock Market was approved. The voting results were as follows:

For	Against	Abstentions
20,948,432	2,287,263	3,080

The PIPE Stock Issuance Proposal

The proposal to approve the issuance or potential issuance of (i) shares of PubCo Series A Common Stock to the PIPE Investors in the PIPE Investment pursuant to the Investor Stock Purchase Agreements and (ii) any other issuances of PubCo Series A Common Stock pursuant to subscription, purchase or similar agreements the Company or Factorial has entered, or may enter, into prior to Closing, and for purposes of complying with the applicable provisions of Nasdaq Stock Market was approved. The voting results were as follows:

For	Against	Abstentions
20,943,027	2,287,668	8,080

The Organizational Documents Proposal

The proposal to approve and adopt the Company’s new certificate of incorporation and bylaws in connection with the Business Combination was approved. The voting results were as follows:

For	Against	Abstentions
20,948,432	2,287,263	3,080

The Advisory Organizational Documents Proposals

Approval of, on a non-binding advisory basis, the six sub Advisory Organizational Documents Proposals. The voting results were as follows:

Sub-proposal 1 – Authorized Shares

For	Against	Abstentions
19,807,551	3,421,544	9,680

Sub-proposal 2 – Exclusive Forum Provision

For	Against	Abstentions
20,232,421	3,003,274	3,080

Sub-proposal 3 – Adoption of Supermajority Vote Requirement to Amend the proposed PubCo Organizational Documents

For	Against	Abstentions
19,849,681	3,386,014	3,080

Sub-proposal 4 – Removal of Directors

For	Against	Abstentions
19,850,504	3,384,191	4,080

Sub-proposal 5 – Action by Written Consent of Stockholders

For	Against	Abstentions
19,850,781	3,384,959	3,035

Sub-proposal 6 – Other Changes in Connection with Adoption of the proposed PubCo Organizational Documents

For	Against	Abstentions
20,949,442	2,287,268	2,065

The Incentive Plan Proposal

The proposal to approve the PubCo Incentive Plan, a copy of which was attached to the Proxy Statement as Annex K was approved. The voting results were as follows:

For	Against	Abstentions
20,575,853	2,656,287	6,635

The ESPP Proposal

The proposal to approve the ESPP, a copy of which was attached to the Proxy Statement as Annex L was approved. The voting results were as follows:

For	Against	Abstentions
19,848,905	3,384,290	5,580

The Director Election Proposal

The proposal to approve the election of seven (7) directors to serve on the PubCo board of directors until their respective successors are duly elected and qualified was approved. The voting results were as follows:

Class of Director	Name of Director	For	Against	Abstentions
III	Siyu Huang	20,058,906	0	2,289,920
II	Alex Yu	20,055,156	0	2,293,670
III	Joseph M. Taylor	19,705,156	0	2,643,670
II	Uwe Keller	20,058,906	0	2,289,920
I	Liad Meidar	20,058,906	0	2,289,920
II	Dieter Zetsche	20,057,906	0	2,290,920
I	Jon Nelson	20,058,907	0	2,289,919

Shareholders holding 23,051,313 Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. As a result, $239,964,168.33 (approximately $10.41 per share) will be removed from the Company’s trust account to pay such shareholders.

As previously reported, on December 17, 2025, the Company entered into a Stock Purchase Agreement (the “Institutional Investor Stock Purchase Agreement”) with a certain institutional investor (the “Institutional Investor”) and a Stock Purchase Agreement (the “Sponsor Investor Stock Purchase Agreement” and, together with the Institutional Investor Stock Purchase Agreement, the “Stock Purchase Agreements”) with an affiliate of CGC Sponsor III LLC, the sponsor of the Company (such affiliate, the “Sponsor Investor” and, together with the Institutional Investor, the “PIPE Investors”). Pursuant to the terms of the Stock Purchase Agreements, to the extent a PIPE Investor purchases Class A ordinary shares of the Company on the open market, and agrees (i) not to transfer directly or indirectly such shares until the Closing and (ii) in the case of the Institutional Investor, to vote such shares in favor of the proposals described above, or, in the case of the Sponsor Investor, to abstain from voting such shares in connection with the proposals described above, it will reduce, on a share for share basis, such PIPE Investor’s purchase obligation under its Stock Purchase Agreement. The Institutional Investor and the Sponsor Investor elected to satisfy 2,000,000 shares and 1,470,764 shares of their respective purchase obligations through such open market purchases.

Item 7.01 Regulation FD Disclosure.

On May 27, 2026, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTESIAN GROWTH CORPORATION III

By:	/s/ Peter Yu
Name: Peter Yu Title: Chief Executive Officer

Date: May 27, 2026